EXHIBIT 32.1

TWEETER HOME ENTERTAINMENT GROUP, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report of Tweeter Home Entertainment Group, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), I, Joseph G. McGuire, President and Chief Executive Officer and acting Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 9, 2006

/s/ Joseph G. McGuire
Joseph G. McGuire
President and Chief Executive Officer and acting Chief Financial Officer